UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under §240.14a-12

CVENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Cvent, Inc. (“Cvent” or the “Company”) by Papay Holdco, LLC (“Parent”) and Papay Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”) pursuant to the terms of an Agreement and Plan of Merger, dated April 17, 2016, by and among the Company, Parent and Merger Sub:

(i)	Email to Company Employees;

(ii)	Email to Event Cloud Customers;

(iii)	Email to Hospitality Cloud Customers; and

(iv)	Blog post by Company’s Chief Executive Officer

Each item listed above was first used or made available on April 18, 2016.

Cventers,

Today, I’m pleased to share the next exciting step in Cvent’s story!

This morning we announced that Cvent has agreed to be acquired for $1.65 billion in cash ($36/per share) by Vista Equity Partners, one of the largest private equity firms in the world. With more than $20 billion in committed capital, Vista has incredible conviction to the meetings and events space and has the financial strength to invest in Cvent now and in the future. Furthermore, Vista believes in the Cvent senior management team and knows the true source of our success is in our employees. We expect the deal to close in the next 60-90 days, subject to regulatory and stockholder approval. Upon closing, we will once again become a privately held company.

When a significant event like this occurs, it is only natural for questions to surface. We will be addressing some common questions and plan to go into greater detail during a mandatory, live-streamed, global town hall meeting at 10:15am EDT and 12:00pm EDT. An outlook calendar invitation will be sent out shortly.

Additionally, I have published a blog post detailing more information about our Cvent journey and what this acquisition means for our company’s future. You can read it here. As with all major company announcements, we ask that you please refrain from sharing anything on social media.

Cvent will remain focused on our highest priorities – our employees and our customers. As we are entering this new and exciting chapter of the Cvent’s story, I know that with the help of all of you, we will continue to be the leader in the meetings and events industry.

Best,

Reggie

Additional Information and Where to Find It

In connection with the transaction, Cvent intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Cvent will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF CVENT ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT CVENT WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CVENT AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Cvent with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Cvent’s website (http://investors.cvent.com) or by writing to Cvent’s Investor Relations at 1765 Greensboro Station Place, 7th Floor, Tysons Corner, Virginia 22102.

Participants in the Solicitation

Cvent and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Cvent’s stockholders with respect to the transaction. Information about Cvent’s directors and executive officers and their ownership of Cvent’s common stock is set forth in Cvent’s proxy statement on Schedule 14A filed with the SEC on April 10, 2015, and Cvent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed on March 1, 2016. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Legal Notice Regarding Forward-Looking Statements

This press release, and the documents to which Cvent refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Cvent’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of Cvent, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss Cvent’s future expectations or state other forward-looking information and may involve known and unknown risks over which Cvent has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Cvent’s business and the price of the common stock of Cvent, (ii) the failure to satisfy of the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Cvent and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Cvent’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Cvent’s ongoing business operations and (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Cvent does not undertake to update these forward-looking statements to reflect future events or circumstances.

EVENT CLOUD CUSTOMER EMAIL BLAST

SUBJECT: Exciting News: Cvent has been acquired

[Name],

Since you are a Cvent customer, I wanted to personally share some very exciting news.

Today, we are announcing that Cvent has been acquired for almost $1.7 Billion by Vista Equity Partners, one of the largest technology investors in the world with more than $20 Billion in committed capital. This transaction is a testament to the importance of meetings and events and validates all that we do together as meeting professionals.

What this acquisition means for you is that our 2,000 employees will continue to build best-in-class meetings technology while delivering world-class support. And most importantly, Vista’s financial strength will allow us to heavily invest in innovation and customer support. From our customers’ vantage point, it is business as usual. The Cvent team will continue to run the business and maintain our vital relationship with you. If you’d like to read more about Cvent’s come-back story from near bankruptcy to today’s milestone, please check out my blog post.

Thank you for being our customer. We wouldn’t be here today without you. We look forward to continuing to provide you with world-class service.

Here’s the link to the Press Release that shares more details regarding this news.

Best wishes,

Reggie Aggarwal

Founder and CEO

Additional Information and Where to Find It

In connection with the transaction, Cvent intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Cvent will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF CVENT ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT CVENT WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CVENT AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Cvent with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Cvent’s website (http://investors.cvent.com) or by writing to Cvent’s Investor Relations at 1765 Greensboro Station Place, 7th Floor, Tysons Corner, Virginia 22102.

Participants in the Solicitation

Cvent and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Cvent’s stockholders with respect to the transaction. Information about Cvent’s directors and executive officers and their ownership of Cvent’s common stock is set forth in Cvent’s proxy statement on Schedule 14A filed with the SEC on April 10, 2015, and Cvent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed on March 1, 2016. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Legal Notice Regarding Forward-Looking Statements

This press release, and the documents to which Cvent refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Cvent’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of Cvent, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss Cvent’s future expectations or state other forward-looking information and may involve known and unknown risks over which Cvent has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Cvent’s business and the price of the common stock of Cvent, (ii) the failure to satisfy of the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Cvent and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Cvent’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Cvent’s ongoing business operations and (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Cvent does not undertake to update these forward-looking statements to reflect future events or circumstances.

HOSPITALITY CLOUD CUSTOMER EMAIL BLAST

SUBJECT: Exciting News: Cvent has been acquired

[Name],

Since you are an important part of the Cvent Hospitality cloud, I wanted to personally share some very exciting news.

Today we are announcing that Cvent has been acquired for almost $1.7 Billion by Vista Equity Partners, one of the largest technology investors in the world with more than $20 Billion in committed capital. This transaction is a testament to the importance of meetings and events and validates all that we do together as meeting and hospitality professionals.

What this acquisition means for you is that our 2,000 employees will continue to increase the volume of qualified RFPs flowing to you through the Cvent Hospitality Cloud and make it easier for you to win group business. And most importantly, Vista’s financial strength will allow us to heavily invest in innovation and customer support. From our customers’ vantage point, it is business as usual. The Cvent team will continue to run the business and maintain our vital relationship with you. If you’d like to read more about Cvent’s come-back story from near bankruptcy to today’s milestone, please check out my blog post.

Thank you for being our customer. We wouldn’t be here today without you. We look forward to continuing to provide you with world-class service and a steady source of group hotel business.

Here’s the link to the Press Release that shares more details regarding this news.

Best wishes,

Reggie Aggarwal

Founder and CEO

Additional Information and Where to Find It

In connection with the transaction, Cvent intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Cvent will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF CVENT ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT CVENT WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CVENT AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Cvent with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Cvent’s website (http://investors.cvent.com) or by writing to Cvent’s Investor Relations at 1765 Greensboro Station Place, 7th Floor, Tysons Corner, Virginia 22102.

Participants in the Solicitation

Cvent and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Cvent’s stockholders with respect to the transaction. Information about Cvent’s directors and executive officers and their ownership of Cvent’s common stock is set forth in Cvent’s proxy statement on Schedule 14A filed with the SEC on April 10, 2015, and Cvent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed on March 1, 2016. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Legal Notice Regarding Forward-Looking Statements

This press release, and the documents to which Cvent refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Cvent’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of Cvent, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss Cvent’s future expectations or state other forward-looking information and may involve known and unknown risks over which Cvent has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Cvent’s business and the price of the common stock of Cvent, (ii) the failure to satisfy of the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Cvent and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Cvent’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Cvent’s ongoing business operations and (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Cvent does not undertake to update these forward-looking statements to reflect future events or circumstances.

Next Chapter: Cvent Acquired for $1.65 Billion

Today, we announced Cvent (NYSE: CVT) has agreed to be acquired for $1.65 billion dollars ($36 per share) by Vista Equity Partners, one of the world’s largest technology investors. This will be the largest acquisition of a publicly traded software company in Washington, DC history. When events like this happen, people tend to focus on the founders and management team. However, the soul of Cvent – like any great company – is a powerful combination of passionate employees who choose to share the journey, and supportive customers who picked us over the competition because they believed. We couldn’t have gotten here without you. Thank you.

Since inception, our mission has been to transform the meetings and events industry. Vista also has a deep understanding of the meetings industry and has built an impressive portfolio of technology companies. This is why Cvent and Vista are a great fit. Our number one focus has always been to build the best possible products for our customers. This will not change. Our culture has always been to hire the best people and always provide excellent service to our customers. And we will continue to do all that and more. Business as usual.

Many people would call today’s news an “exit.” I don’t. Cvent is simply becoming privately held again as we were for 14 of our 17 year history. I’m even more excited about leading the company into the future. The upside to being privately held is that it allows us to focus on a longer time horizon to innovate and better the meetings industry. So, while this transaction delivered excellent value to our shareholders, we also set the stage for new solutions for our customers and new challenges for our employees.

When a milestone like this occurs, it makes me reflect on my personal entrepreneurial journey from startup in the go-go dotcom days of 1999 … to near bankruptcy during the dotcom bust in 2001 … to ringing the opening bell at the NYSE for our IPO in 2013 … to agreeing to go private again for a 69% premium over our closing stock price last week.

Cvent started as a simple idea in 1999 – an aspirin for the painful process of planning meetings and events. I had learned firsthand how hard the meeting planning process is when hosting dozens of events for local CEOs. I knew then that there had to be a better way. So, I decided in order to save money to fund the company, I moved in with my parents—until I was 33 years old. It was pretty tough on my dating life back then. I connected with likeminded co-founders and we were off and running. Seventeen years later, Cvent has close to 16,000 customers and 2,000 employees around the globe. Last year, our software helped manage more than 340,000 meetings, and hotels around the world received nearly $10 billion in “group business” from our meeting planner customers. And, somewhere along the way, I moved out of my parents’ house, married an amazing woman and have three beautiful kids.

Throughout all the ups and downs over the years, our passion and conviction never wavered. We will be honored to soon be part of the Vista family who share these same ideals. This is our mutual commitment to you: we will remain focused on our highest priorities – our employees and our customers. Both have stood by Cvent during the darkest of times and now, as we are entering the brightest chapter of our story, I know together that we can continue to transform the meetings industry.

Additional Information and Where to Find It

In connection with the transaction, Cvent intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Cvent will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF CVENT ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT CVENT WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CVENT AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Cvent with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Cvent’s website (http://investors.cvent.com) or by writing to Cvent’s Investor Relations at 1765 Greensboro Station Place, 7th Floor, Tysons Corner, Virginia 22102.

Participants in the Solicitation

Cvent and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Cvent’s stockholders with respect to the transaction. Information about Cvent’s directors and executive officers and their ownership of Cvent’s common stock is set forth in Cvent’s proxy statement on Schedule 14A filed with the SEC on April 10, 2015, and Cvent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed on March 1, 2016. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Legal Notice Regarding Forward-Looking Statements

This press release, and the documents to which Cvent refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Cvent’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of Cvent, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss Cvent’s future expectations or state other forward-looking information and may involve known and unknown risks over which Cvent has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Cvent’s business and the price of the common stock of Cvent, (ii) the failure to satisfy of the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Cvent and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Cvent’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Cvent’s ongoing business operations and (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Cvent does not undertake to update these forward-looking statements to reflect future events or circumstances.